As filed with the Securities and Exchange Commission on June 7, 2002

                                                      1933 Act Reg. No. 33-88316
                                                      1940 Act File No. 811-8932
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
                       ----------------------------------

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]
                       POST-EFFECTIVE AMENDMENT NO. 19                  [X]

                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]
                              AMENDMENT NO. 21                          [X]

                        ---------------------------------

                               Artisan Funds, Inc.
                                  (Registrant)

                       1000 North Water Street, Suite 1770
                           Milwaukee, Wisconsin 53202

                        Telephone Number: (414) 390-6100
    Janet D. Olsen                             Cameron S. Avery
    Artisan Funds, Inc.                        Bell, Boyd & Lloyd LLC
    1000 North Water Street, #1770             Three First National Plaza, #3300
    Milwaukee, Wisconsin 53202                 Chicago, IL 60602

                              (Agents for Service)

                          ----------------------------

                 Amending Parts A, B, and C and filing Exhibits.


        It is proposed that this filing will become effective:

    [ ] immediately upon filing pursuant to rule 485(b)
    [ ] on _________________ pursuant to rule 485(b)
    [ ] 60 days after filing pursuant to rule 485(a)(1)
    [ ] on _________________ pursuant to rule 485(a)(1)
    [X] 75 days after filing pursuant to rule 485(a)(2)
    [ ] on _________________ pursuant to rule 485(a)(2)

--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

This Post-Effective Amendment No. 19 to the Registration Statement contains a prospectus and statement of additional information describing Artisan International Value Fund, a new series of Artisan Funds, Inc. The Registration Statement is organized as follows: (a) Prospectus relating to the Artisan International Value Fund; (b) Statement of Additional Information relating to Artisan International Value Fund; (c) Part C Information for all series of Artisan Funds, Inc. No changes to the Prospectuses or Statements of Additional Information of other series of Artisan Funds, Inc. included in Post-Effective Amendment No. 16 and Post-Effective Amendment No. 17 to the Registration Statement of the Registrant are affected hereby.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                     (LOGO)
                                     ARTISAN


                                   PROSPECTUS
                                 AUGUST __, 2002

                                     ARTISAN
                                  INTERNATIONAL
                                   VALUE FUND



                                 INVESTOR SHARES

                              INVESTMENT MANAGEMENT
                           PRACTICED WITH INTELLIGENCE
                           AND DISCIPLINE IS AN ART(R)



                        ARTISAN INTERNATIONAL VALUE FUND
                                (INVESTOR SHARES)
                          PROSPECTUS - AUGUST __, 2002

An investment in the Fund is 100% no-load, which means you pay no sales charges. You also pay no 12b-1 fees. However, you bear your share of annual fund operating expenses (including the investment management fee), which are deducted from Fund assets, and you may incur a 2% redemption fee if you redeem shares you have held 90 days or less.

                               ARTISAN FUNDS, INC.
                                  P.O. BOX 8412
                              BOSTON, MA 02266-8412



Be sure to read this prospectus before you invest and please keep it on file for future reference. This prospectus presents essential facts about the Fund, including investment strategies, management fees and services available to you as an investor.

If you have a question about any part of the prospectus, please call
800.344.1770. An Artisan Funds representative will be happy to help you. You may also obtain more information about Artisan Funds on our website at WWW.ARTISANFUNDS.COM.

The SECURITIES AND EXCHANGE COMMISSION has not approved or disapproved the Fund's shares or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

                                                              TABLE OF CONTENTS
-------------------------------------------------------------------------------

GOAL & STRATEGY...............................................................2

PRINCIPAL RISKS YOU SHOULD CONSIDER...........................................3

FEES & EXPENSES...............................................................4

ORGANIZATION, MANAGEMENT & MANAGEMENT FEES....................................5
         Portfolio Manager....................................................5
         Management Fees......................................................6

INVESTING WITH ARTISAN FUNDS..................................................6
         How Do I Know if this Fund is Right for Me?..........................6
         Minimum Investments..................................................7
         Who Can Invest in the Fund?..........................................7
         Select the Account That's Right for You..............................7

HOW TO BUY SHARES.............................................................9
         Buying Shares During the Subscription Period.........................9
         Buying Shares After the Subscription Period.........................10
         Automatic Investment Plan (AIP).....................................11

HOW TO SELL (REDEEM) SHARES..................................................12

SHAREHOLDER & ACCOUNT PROCEDURES.............................................13
         Statements and Reports..............................................13
         Website (WWW.ARTISANFUNDS.COM)......................................14
         Share Price.........................................................14
         Purchases...........................................................15
         Minimum Balances....................................................16
         Authorized Agents...................................................16
         Redemptions (Selling Shares)........................................16
         Signature Guarantees................................................17
         Address Change......................................................18
         Telephone Transactions..............................................18
         Telephone Exchange Plan.............................................19

DIVIDENDS, CAPITAL GAINS & TAXES.............................................19
         Distribution Options................................................20
         Taxes    ...........................................................20

--------------------------------------------------------------------------------
SUBSCRIPTION PERIOD

From August [28], 2002 through September [20], 2002, shares of Artisan International Value Fund are available only by subscription. For information on the Fund's subscription offering, see page 9. The Fund will not begin operations until September [23], 2002.

ARTISAN INTERNATIONAL VALUE FUND

GOAL & STRATEGY

GOAL. Artisan International Value Fund seeks maximum long-term capital growth. The Fund may change this goal without the approval of shareholders.

INVESTMENT STRATEGY. Artisan International Value Fund uses a bottom-up investment process to build a portfolio of stocks of undervalued non-U.S. companies. The Fund's investment strategy is premised on the belief that, over the long-term, the price of a company's stock will converge with the economic value of the business. The Fund seeks to invest at a significant discount to what Artisan Partners Limited Partnership, the Fund's adviser, believes is the economic value of the business and hold those securities until that convergence takes place.

Artisan Partners identifies candidates for in-depth research by looking at various valuation parameters and financial ratios, and screening out potential investments in countries or types of securities in which a minority shareholder, like the Fund, would be at an inherent disadvantage. For each candidate identified, Artisan Partners performs its own in-depth fundamental research with the goal of determining the economic value of the business.

Determining a business's economic value is the heart of the research process. Artisan Partners believes that economic value represents the amount that a buyer would pay to own a company's future cash flows. Artisan Partners estimates a company's future earnings, the discounted present value of those earnings, and the multiple of those earnings that a buyer would pay to own the entire company. At this stage of the research process, Artisan Partners also looks at the quality of a company's business and its management, including the company's competitive position, its historic returns on capital and free cash flow and whether the economic value of the company is growing over time.

Companies that make it through this rigorous analytical process are ranked according to the degree of the discount of the current market price of the company's stock to Artisan Partners' estimate of its economic value. Artisan Partners assembles the portfolio (subject to adjustments for appropriate diversification), taking bigger positions in companies where the discount is greatest and smaller positions in companies with narrower discounts. Positions usually range from about 1% to not more than 5% of the Fund's total assets at the time of purchase.

The focus of the investment process is on individual companies, not on selection of countries or regions. The Fund ordinarily invests at least 80% of its assets at the time of purchase in common stocks and other equity securities of non-U.S. companies, including up to 20% of its assets at the time of purchase in emerging and less developed markets. The Fund normally invests in at least five countries outside the U.S. and does not invest more than 35% of its assets at the time of purchase in any single country. The Fund may invest in companies of any size.

The Fund is a long-term investor and focuses on a company's economic value rather than short-term fluctuations in its stock price. So, if Artisan Partners remains confident about its assessment of economic value, the Fund may add to a position if the stock price declines. On the other hand, the Fund will sell when the stock price exceeds Artisan Partners' estimate of economic value. The Fund may also sell if changing circumstances make Artisan Partners change its assessment of a company's economic value, Artisan Partners loses confidence in the company's management, or more attractive alternatives exist.

The Fund's investments are generally traded in currencies other than U.S. dollars, so the Fund buys and sells foreign currencies to facilitate transactions in portfolio securities. The Fund does not usually hedge against possible variations in exchange rates, other than in connection with transactions, but has the power to do so and may if Artisan Partners believes the Fund's portfolio is significantly exposed to a particular overvalued currency. The Fund may buy and sell currencies for cash at current exchange rates, or using an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.

At times, Artisan Partners may determine that market or economic conditions warrant a temporary defensive position. During those periods the Fund may hold up 100% of its assets in cash, cash equivalents, or short-term government or corporate obligations, giving up the potential for capital growth to minimize potential losses.

PRINCIPAL RISKS YOU SHOULD CONSIDER

Like all mutual funds that invest in stocks, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. The portfolio management team's ability to choose suitable investments for the Fund has a significant impact on the Fund's ability to achieve its investment objective.

An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The principal investment risks of the Fund follow:

   o STOCK MARKET RISKS. The Fund invests primarily in common stocks and other equity securities. Over time, stocks have shown greater growth than other types of securities. In the short term, however, stock prices fluctuate widely in response to company, market, economic or other news.

   o FOREIGN INVESTING RISKS. Foreign stocks as an asset class may underperform U.S. stocks, and foreign stocks tend to be more volatile than U.S. stocks. Risks relating to investments in foreign securities (including American Depositary Receipts or "ADRs") include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices and political instability.

   o EMERGING MARKET RISKS. The risks of foreign investments are typically greater in emerging markets. For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability. Their securities markets may be less developed. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

   o CURRENCY RISKS. Foreign securities are usually denominated and traded in foreign currencies, while the Fund values its assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate daily. As a result, the values of the Fund's investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. The Fund is likely to have a significant portion of its assets invested in securities denominated in the euro, so the exchange rate between the euro and the U.S. dollar is likely to have a significant impact on the value of the Fund's investments. The Fund has the ability to try to hedge against the risk of loss resulting from currency fluctuation, and may do so occasionally. There can be no guarantee that any hedging activity will be undertaken or, if undertaken, will be successful. Hedging activity or use of forward foreign currency contracts may reduce the risk of loss from currency revaluations, but also forego the opportunity for gain.

   o RISKS OF EMPHASIZING A REGION OR SECTOR. If the Fund has invested a higher percentage of its total assets in a particular region or sector, changes affecting that region or sector may have a significant impact on the Fund's overall portfolio.

   o VALUE INVESTING RISKS. The Fund invests primarily in value stocks, which may fall out of favor with investors and underperform other asset types during given periods. The price of a company's stock may never reach the level Artisan Partners considers its economic value, either because the market fails to recognize that value or because Artisan Partners has misjudged the value.

FEES & EXPENSES

Below are the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment):

Maximum Sales Charge (Load) imposed on purchases.......................None
Exchange Fee...........................................................None
Redemption Fee.........................................................2.00%(1)

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

Management Fees....................................................... 1.00%
Distribution (12b-1) Fees............................................. None
Other Expenses........................................................ 1.50%(2)
                                                                       -----
Total Annual Fund Operating Expenses.................................. 2.50%

---------

(1) Charged only when selling or exchanging shares you have owned for 90 days or less. For more information about the redemption fee, see "Redemptions" on page 16.

(2) Because the Fund is new, the amount shown for "other expenses" is the estimated amount that the Fund will incur. Artisan Partners has undertaken to reimburse the Fund to the extent that the Fund's total operating expenses exceed 2.50% of its average daily net assets. Artisan Partners or the Fund may terminate this undertaking at any time. In addition, the outside directors of Artisan Funds have waived that portion of their fees for the fiscal year ending June 30, 2003 allocable to the Fund. Total operating expenses as shown in the table above do not include the waived directors' fees or amounts that Artisan Partners anticipates it will reimburse the Fund pursuant to that undertaking.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with that of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that you earn a 5% return each year, and that operating expenses remain constant.

         TIME PERIOD
         1 year..............................................$253
         3 years.............................................$779

This example is for illustration only. It is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

ORGANIZATION, MANAGEMENT & MANAGEMENT FEES

ORGANIZATION. The Fund is a series of Artisan Funds, Inc.

MANAGEMENT. The Fund is managed by Artisan Partners Limited Partnership (Artisan Partners), which selects the Fund's investments and handles its business affairs under the direction of the Fund's board of directors. Artisan Partners was organized in 1994 and, as of June 1, 2002, managed approximately $19 billion for Artisan Funds and other institutional clients. Artisan Partners is a limited partnership managed by its general partner, Artisan Investment Corporation. Its address is: Artisan Partners Limited Partnership, 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202-3197.

PORTFOLIO MANAGER

The portfolio manager of the Fund is N. David Samra. Mr. Samra is responsible for management of the Fund and other Artisan Partners client portfolios that may follow the same or different investment or trading strategies.

Mr. Samra is a Managing Director of Artisan Partners and a Vice President of Artisan Funds. He joined Artisan Partners in May 2002 and has been portfolio manager of Artisan Partners' international value strategy since its inception. Mr. Samra was a Portfolio Manager and analyst with Harris Associates L.P. from August 1997 through May 2002, and a Portfolio Manager with Montgomery Asset Management, Global Equities Division from 1993 to July 1997.

Mr. Samra holds a B.A. from Bentley College and M.B.A. from Columbia Business School.

MANAGEMENT FEES

The Fund pays a management fee to Artisan Partners for serving as its investment adviser and providing administrative services. The annual fee is determined as a percentage of average daily net assets. The Fund also pays expenses related to its daily operations. Expenses paid out of the Fund's assets are reflected in the share price or dividends. For services furnished by Artisan Partners, the Fund has agreed to pay an annual fee of 1.00% of the Fund's average daily net assets up to $500 million, 0.975% of average daily net assets from $500 million to $750 million, 0.950% of average daily net assets from $750 million to $1 billion and 0.925% of average daily net assets in excess of $1 billion.

INVESTING WITH ARTISAN FUNDS

HOW DO I KNOW IF THIS FUND IS RIGHT FOR ME?

These are some of the potential rewards of investing in the Fund. The potential risks of investing in the Fund are discussed in "Principal Risks You Should Consider" beginning on page 3.

   o From time to time, many foreign economies have grown faster than our own (though some have not), and the returns on investments in these countries have exceeded those of similar U.S investments.

   o Foreign markets can offer opportunities that are unavailable domestically. Thus, international investing may bring you greater diversification and enable you to take advantage of changes in foreign economies and equity markets.

INVESTING WITH ARTISAN MAY BE APPROPRIATE FOR YOU IF:

   o   You want to invest for maximum long-term growth, rather than income.

   o You are a patient investor, and able to maintain your investment over a relatively long period of time. Redemptions of shares held 90 days or less generally are subject to a 2% redemption fee.

   o You understand the specific risks of value investing and investing in foreign stocks.

The Fund is 100% no-load, which means you pay no sales charges. You also pay no 12b-1 fees. However, you bear your share of annual fund operating expenses (including the investment management fee) which are deducted from Fund assets, and you may incur a 2% redemption fee if you redeem shares you have held 90 days or less. See "Redemptions" on page 16.

MINIMUM INVESTMENTS

         To open an account..........................    $1,000*

         To add to an account........................       $50

         Minimum balance required....................      $500

         * The Fund will waive the initial minimum of $1,000 if you invest through the Automatic Investment Plan, explained later on page 11.

WHO CAN INVEST IN THE FUND?

To invest in the Fund, you must be an adult U.S. citizen or resident with a U.S. tax identification (social security) number. You must invest at least the minimum amount shown under "Minimum Investments." Shares of the Fund are qualified for sale only in the U.S. and its territories and possessions. The Fund does not sell shares to people residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to people with U.S. military APO or FPO addresses.

SELECT THE ACCOUNT THAT'S RIGHT FOR YOU

         INDIVIDUAL OR JOINT OWNERSHIP

         These accounts are intended for your general investment needs. Individual accounts are owned by one person. Joint accounts can have two or more owners.

         GIFT OR TRANSFER TO A MINOR (UGMA, UTMA)

         These custodial accounts let you give money to a minor for any purpose. This gift is irrevocable, and the minor gains control of the account once he/she reaches the age of majority. Your application should include the minor's social security number.

         TRUST FOR AN ESTABLISHED EMPLOYEE BENEFIT OR PROFIT-SHARING PLAN

         The trust or plan must be established before you can open an account. Please include the date of establishment of the trust or plan on the application.

         BUSINESS OR ORGANIZATION

         This account is for a corporation, association, partnership or similar institution. Along with your application, please enclose a certified corporate resolution that indicates which officers are authorized to act on behalf of the entity.

         RETIREMENT

         A retirement account enables you to defer taxes on investment income and capital gains. Your contributions may be tax-deductible. IRA accounts require an Artisan Funds IRA

         Account Application. Call us at 800.344.1770 or visit
         WWW.ARTISANFUNDS.COM for an IRA Account Application.

         The following is just a summary of the types of retirement accounts available. When we send your retirement account application, we will include an IRA Disclosure Statement. It contains more detailed information about the requirements for specific retirement accounts, including a summary of the custodian fees that you may incur for account set-up and maintenance.

                  o INDIVIDUAL RETIREMENT ACCOUNT (IRA). For calendar year 2002, you may invest up to $3,000 per tax year in an IRA if you are of legal age, under 70 1/2 and have earned (non-investment) income. If your spouse has less than $3,000 in earned income, he or she may still contribute up to $3,000 in an IRA, so long as your combined earned income is at least $6,000 and you file a joint federal income tax return.

                           The $3,000 contribution limitation will increase in future years and will vary based on your age in the year for which you make a contribution.

                                    Year       (Age 50 & Under)  (Age 50 & Over)
                                    ----       ----------------  ---------------
                           2002 through 2004        $3,000           $3,500
                           2005 through 2006         4,000            4,500
                           2006 through 2007         4,000            5,000
                           2008 & thereafter         5,000            6,000


                           These dollar limits are reduced by any contributions you or your spouse make to a Roth IRA. Depending on your income level, your IRA contributions may be deductible and may entitle you to a tax credit.

                  o ROTH IRA. Compared to the traditional IRA, the Roth IRA has different eligibility requirements and tax treatment. If you're a single taxpayer with adjusted gross income up to $95,000, you may contribute up to $3,000 for 2002 - or up to $6,000 if you're married with adjusted gross income up to $150,000 per year and you file a joint return. The Roth IRA contribution limit will increase in future years in the same manner as the regular IRA contribution limitation, as shown in the table above.

                           If your adjusted gross income is between $95,000 and $110,000, as a single taxpayer, or between $150,000 and $160,000, as a married taxpayer filing a joint federal income tax return, you may make a Roth IRA contribution, but it will be reduced. You must have earned income equal to your contributions, as with a traditional IRA, but you can contribute to a Roth IRA even if you are over 70 1/2. Your contributions to a Roth IRA are not tax-deductible. But, your withdrawals are not taxable if you've held your IRA for at least five years and are at least 59 1/2, disabled, or use the proceeds (up to $10,000) to purchase a first home. The amount you can contribute to a Roth IRA in any year is reduced by the amount you contribute to a traditional IRA, and vice-versa.

                  o ROLLOVER IRA. This plan offers you special tax advantages for certain distributions from employer-sponsored retirement plans.

                  o SIMPLIFIED EMPLOYEE PENSION PLAN (SEP-IRA). If you have a small business or self-employment income, this plan lets you make annual tax-deductible contributions of up to 15% of the first $200,000 of compensation for you and any eligible employees.

                  o OTHER RETIREMENT PLANS. Artisan Funds does not offer prototype plans. However, the Fund may be used for Keogh, profit sharing and money purchase plans, 403(b) plans and 401(k) plans. The plan trustee may open an account for a plan that has already been established with a regular account.

FOR MORE INFORMATION ABOUT THE TAX ADVANTAGES AND CONSEQUENCES OF IRAS AND RETIREMENT PLAN ACCOUNTS, PLEASE CONSULT YOUR TAX ADVISOR.

HOW TO BUY SHARES

You may invest money in the Fund during its subscription offering by following the special instructions under "Buying Shares During the Subscription Period" below, or, beginning September [23], 2002, by any of the methods described under "Buying Shares After the Subscription Period" on page 10.

BUYING SHARES DURING THE SUBSCRIPTION PERIOD

You may place an order for the purchase of shares of the Fund during an initial offering period which will begin on or about August [28], 2002 and continue through September [20], 2002 (the "Subscription Period"). The subscription price will be the Fund's initial net asset value of $10.00 per share. You can subscribe by sending a check along with your completed subscription offer application to the address below. Money orders, travelers checks, third-party and starter checks will not be accepted.

         FOR REGULAR MAIL DELIVERY:          FOR OVERNIGHT DELIVERY:

         Artisan Funds                       Artisan Funds
         c/o Boston Financial                c/o Boston Financial
         P.O. Box 8412                       66 Brooks Drive
         Boston, MA  02266-8412              Braintree, MA  02184
                                             800.344.1770

Checks accompanying orders received during the Subscription Period will be held uncashed by the Fund's transfer agent until the end of business on September [20], 2002. Checks received after the close of business on September [20], 2002 will receive the Fund's net asset value next calculated after your application and check are received and accepted. There can be no guarantee that the Fund's net asset value after the close of the Subscription Period will be more than $10.00 per share. The Fund will not commence operations until the close of the Subscription Period.

During the subscription period, Fund shares will not be available through most authorized agents, including the Charles Schwab, Fidelity and TD Waterhouse no-transaction-fee fund supermarkets. However, it is anticipated that Fund shares will be available for purchase through the mutual fund supermarkets on September [23], 2002 at $10.00 per share. You should contact your mutual fund supermarket directly for more information.

If you have questions about purchasing shares of the Fund during the Subscription Period, please call 800.344.1770 or visit our website at WWW.ARTISANFUNDS.COM.

BUYING SHARES AFTER THE SUBSCRIPTION PERIOD

Beginning September [23], 2002, you may buy shares of the Fund using any of the options described below. The price you pay for shares is the net asset value per share next calculated after your investment is accepted.

                                                                            MAIL
--------------------------------------------------------------------------------

         TO OPEN AN ACCOUNT:

         Complete and sign the new account application. Mail it to the address on the application, along with your check or money order for $1,000 or more. Make your check or money order payable to "Artisan Funds" or to "Artisan International Value Fund." Money orders, travelers checks, third-party and starter checks will not be accepted.

         TO ADD TO AN ACCOUNT:

         Put your account number on a check or money order for $50 or more. Make your check or money order payable to "Artisan Funds" or to "Artisan International Value Fund." Mail it, along with the form at the bottom of your account statement, to the address on your account statement. Money orders, travelers checks, third-party and starter checks will not be accepted.

         FOR REGULAR MAIL DELIVERY:          FOR OVERNIGHT DELIVERY:

         Artisan Funds                       Artisan Funds
         c/o Boston Financial                c/o Boston Financial
         P.O. Box 8412                       66 Brooks Drive
         Boston, MA  02266-8412              Braintree, MA  02184
                                             800.344.1770

         All investment checks must be delivered to one of the above addresses. Artisan Funds and Artisan Distributors LLC do not accept shareholder investment checks at their corporate offices; checks received at those offices will be forwarded to Boston Financial and will not be effective until the order is received and accepted there.

                                                          TELEPHONE 800.344.1770
--------------------------------------------------------------------------------

         TO OPEN AN ACCOUNT:

         You may open a new account by telephone only by exchange of $1,000 or more from your identically registered account in another of the Artisan Funds. Artisan Funds reserves the right to impose certain limits on exchanges (see "Telephone Exchange Plan" on page 19).

         TO ADD TO AN ACCOUNT:

         The telephone purchase option enables you to add from $50 to $25,000 to your account by telephone. You may elect the telephone purchase option on your application or - at a later date - by completing the shareholder options form. A telephone purchase with funds to be drawn from your bank account is generally effective on the business day after you call, if you call before the time the Fund calculates its NAV (see "Share Price" on page 14), or on the second business day after your call if you call after NAV has been calculated for the day.

         TO EXCHANGE BETWEEN FUNDS:

         Telephone exchanges are subject to limits. See "Telephone Exchange Plan" on page 19. A purchase by exchange is priced at the net asset value next calculated after your call.

                                                                            WIRE
--------------------------------------------------------------------------------

         TO OPEN AN ACCOUNT:

         Please call 800.344.1770 for instructions on opening an account by wire.

         TO ADD TO AN ACCOUNT:

         Please call 800.344.1770 for instructions on adding to an account by wire. Your financial institution may charge you a fee to send (or receive) funds by wire.

AUTOMATIC INVESTMENT PLAN (AIP)

This service is a convenient way to make regular systematic investments into the Fund. Once a month, you purchase shares by transferring money from your designated checking or savings account directly into your Fund. Simply decide how much you want to invest (the monthly minimum is $50) and the day (between the 3rd and the 28th) you want the transfer to take place.

If you wish to discontinue the AIP, just notify us in writing.

         TO OPEN AN ACCOUNT WITH AIP:

         Complete and sign the account application, including the Automatic Investment Plan section.

         If you choose the Automatic Investment Plan when you open your account, the minimum initial investment will be waived.

         TO ADD AIP TO AN ACCOUNT:

         To add this convenient feature to your existing Artisan Funds account, please call 800.344.1770 or visit WWW.ARTISANFUNDS.COM for a shareholder options form.

         Your financial institution may charge you a fee for electronic transfers of funds.

HOW TO SELL (REDEEM) SHARES

You may sell some or all of your shares on any day that the NYSE is open for trading. You will receive the share price calculated after your order is accepted by the Fund or its authorized agent. Some redemptions require SIGNATURE GUARANTEES. Please see page 17.

To sell shares in an Artisan Funds IRA account, you must send us a letter of direction. Call 800.344.1770 for instructions.

The following procedures apply ONLY TO NON-IRA ACCOUNTS.

         MAIL
         -----------------------------------------------------------------------

         INDIVIDUAL, JOINT OWNERS, SOLE PROPRIETORSHIPS, UGMA AND UTMA

         Mail a letter of instruction including: the Fund's name; your account number; each owner's name and address; the dollar amount or number of shares to be sold; and the signature of each owner as it appears on the account.

         TRUST

         All trustees must sign the letter of instruction.

         ALL OTHERS

         Call 800.344.1770 for instructions.

         ADDRESSES:

         FOR REGULAR MAIL DELIVERY:             FOR OVERNIGHT DELIVERY:

         Artisan Funds                          Artisan Funds
         c/o Boston Financial                   c/o Boston Financial
         P.O. Box 8412                          66 Brooks Drive
         Boston, MA  02266-8412                 Braintree, MA  02184
                                                800.344.1770

         TELEPHONE 800.344.1770
         -----------------------------------------------------------------------

         Available to all account types except IRAs

         With the telephone redemption option, you can sell from $500 to $25,000 worth of shares per day by telephone. You automatically have this option unless you declined it on your account application. If you declined this option, but would now like to add it, call 800.344.1770 or visit our website at WWW.ARTISANFUNDS.COM for a shareholder options form.

         WIRE
         -----------------------------------------------------------------------

         Available to all account types except IRAs

         We will transmit payment by wire to a pre-authorized bank account. Usually, the funds will arrive at your bank the next business day after your redemption request is effective. This option is available to you if you enclosed a voided check with your account application or have subsequently completed a shareholder options form to have this feature added to your account.

         Your financial institution may charge you a fee to receive funds by wire.

         SYSTEMATIC WITHDRAWALS
         -----------------------------------------------------------------------

         Available to all account types except IRAs

         This service lets you withdraw a set amount from your account at regular intervals. To be eligible for systematic withdrawal, you must have at least $5,000 in your account and must withdraw at least $50 per transaction.

         If you'd like to add this option, please call us at 800.344.1770 or visit our website at WWW.ARTISANFUNDS.COM for a shareholder options form.

         Your financial institution may charge you a fee for electronic transfers of funds.

SHAREHOLDER & ACCOUNT PROCEDURES

STATEMENTS AND REPORTS

As a Fund shareholder, you will receive:

    o Confirmation statements - after every transaction in your account or change in your account registration.

    o  Quarterly account statements.

    o  Annual and semi-annual reports with financial statements.

    o  Year-end tax statements.

We suggest you keep each quarterly and year-end account statement with your other important financial papers. You may need them for tax purposes.

If you need copies of statements, call 800.344.1770 or visit our website at WWW.ARTISANFUNDS.COM. Copies of this year's or last year's statements are free of charge; for earlier years, there is a $10 processing fee for each year for which statements are requested.

We reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to the address shared by two or more accounts. Call us at 800.344.1770 to request individual copies of these documents. We will begin sending individual copies within thirty days after receiving your request.

WEBSITE (WWW.ARTISANFUNDS.COM)

Our website - WWW.ARTISANFUNDS.COM -- provides convenient access to information on the Fund. You can get current performance information, copies of the prospectus and statement of additional information, account applications and other forms, and periodic fund reports.

If you hold your account directly with Artisan Funds (that is, not through a broker or another intermediary), you can use Artisan Account Access on WWW. ARTISANFUNDS.COM for secure access to information about your account. Through Artisan Account Access, you can:

    o   check your account balance;

    o   view recent transactions in your accounts;

    o   change your mailing address; and

    o   request copies of account statements.

To register for Artisan Account Access, visit WWW.ARTISANFUNDS.COM. You will need your tax identification (social security) number and account number to register.

SHARE PRICE

The Fund is open for business every day the New York Stock Exchange ("NYSE") is open for regular session trading. Shares will not be priced on days when the NYSE is closed. The Fund buys and sells its shares each day the NYSE is open, at the net asset value per share calculated on that day.

The Fund's net asset value per share is the value of a single share. It is computed by totaling the Fund's investments, cash, and other assets, subtracting its liabilities, then dividing the result by the number of shares outstanding. The net asset value is computed daily at the NYSE closing time - usually 3:00 p.m. Central Time, but sometimes earlier.

Fund securities and assets are valued chiefly by quotations from the primary market in which they are traded. If quotations are not readily available or are not considered to be a fair value, securities are valued by a method that the board of directors believes reflects a fair value.

Values of foreign securities are translated from local currencies into U.S. dollars using current exchange rates. Trading in securities in foreign markets takes place on some days (including some weekend days and U.S. holidays) when the NYSE is not open, and does not take place on some days the NYSE is open. So, the value of the Fund's portfolio may be affected on days when the Fund does not calculate its NAV and you cannot purchase or redeem Fund shares.

PURCHASES

    o Your purchases must be in U.S. dollars and may be made by check, Electronic Funds Transfer (EFT) or wire transfer. Your checks must be drawn on a U.S. financial institution.

    o The Fund does not accept cash, money orders, traveler's checks, credit cards, or third-party or starter checks.

    o If your check or telephone purchase order does not clear, your purchase will be cancelled. You also will be liable for any resulting losses or fees the Fund or its transfer agent incurs.

    o The price you pay for shares is the net asset value per share next calculated after your investment is received and accepted by the Fund. An order is accepted when the Fund or its authorized agent has received an application or appropriate instruction along with the intended investment, if applicable, and any other required documentation.

    o     The Fund may reject any purchase order it deems inappropriate
          - for example, one that appears so large that it would disrupt management of the Fund, or an order from someone ineligible to invest.

    o A holiday, weekend or other interruption can affect the normal processing of an investment. So, in the Automatic Investment Plan (AIP), your monthly investment may be transferred from your bank to your Fund account either earlier or later than the date you selected. The Fund will not be responsible for non-sufficient funds fees. If your AIP does not clear, your purchase will be cancelled. You will also be liable for any resulting losses or fees the Fund or its transfer agent incurs.

    o The Fund may immediately terminate your ability to make automatic investments and telephone purchases if an item is not paid by your financial institution.

MINIMUM BALANCES

It is very expensive for the Fund to maintain small accounts, and that cost is borne by all of the Fund's investors. For this reason, the Fund reserves the right to close your account and redeem your shares if the value of your account falls below $500. However, before closing a small account, the Fund will notify you and give you at least 30 days to bring your account's value up to the minimum. The Fund will waive the $500 minimum balance requirement if an account value has declined below $500 due solely to investment performance.

If you discontinue an Automatic Investment Plan before your account reaches $1,000, that account may also be closed.

If you participate in systematic withdrawal and your account has insufficient funds to meet a withdrawal, the amount remaining will be completely redeemed.

AUTHORIZED AGENTS

The Fund may authorize certain financial services companies, broker-dealers or other authorized agents and in some cases, other organizations designated by an authorized agent (with their designees, collectively "authorized agents"), to accept purchase and redemption orders on the Fund's behalf. An order received by an authorized agent in good order will be deemed to have been accepted by the Funds. If you buy or redeem shares through an authorized agent, you will pay or receive the Fund's net asset value per share next calculated after receipt and acceptance of the order by the authorized agent, after giving effect to any transaction charge imposed by the agent and the Fund's 2% redemption fee (if applicable).

Some authorized agents do not charge investors a direct transaction fee, but instead charge a fee for accounting and shareholder services that it provides to you on the Fund's behalf. This fee may be a percentage - currently up to 0.35% annually - of the average value of accounts for which the authorized agent provides services. The Fund pays a portion of this fee intended to be not more than the Fund would pay if your shares were registered directly with the Fund's transfer agent. Artisan Partners pays the balance of the fee.

REDEMPTIONS (SELLING SHARES)

    o Normally, redemption proceeds will be mailed to you within seven days after receipt and acceptance of your redemption request.

    o You may not change or cancel a redemption request after you have mailed or otherwise transmitted it.

    o If you have recently made a purchase, the Fund may withhold redemption proceeds until it is reasonably satisfied that it has received payment. This confirmation process can take up to fifteen days.

    o If you have held the shares you are redeeming for 90 days or less, the Fund will charge you a redemption fee of 2% of the redemption proceeds. The redemption fee will be deducted from your redemption proceeds and retained by the Fund to help cover transaction and tax costs that long-term investors may bear when the Fund realizes capital gains as a result of selling securities to meet investor redemptions. The Fund does not impose the redemption fee on redemptions of shares held by certain retirement or profit-sharing plans, shares purchased through certain authorized agents, or shares purchased through reinvestment of dividends and distributions.

    o If you redeem shares by telephone, the Fund will send payment in one of three ways: (i) by mail; (ii) by electronic funds transfer (EFT) to a pre-authorized bank account; or (iii) to your bank account by wire transfer. In order to receive funds by EFT or wire transfer, you must identify your bank account on your purchase application or, if you are changing your bank account or adding this feature after your account is open, on a shareholder options form. Your bank may impose a fee for the incoming wire or incoming EFT; the Fund reserves the right to charge fees for these services in the future. Payment by EFT will usually arrive at your bank two banking days after your redemption is processed. Payment by wire is usually credited to your bank account on the next business day after your redemption is processed.

    o Redemptions may be suspended or payment dates postponed on days when, other than weekends or holidays, the NYSE is closed, its trading is restricted or as permitted by the Securities and Exchange Commission (SEC).

    o If you place a redemption order through an authorized agent, your redemption proceeds will reflect the net asset value per share next computed after the agent's receipt of your order, less any redemption fees imposed by the agent and the Fund's 2% redemption fee on shares held 90 days or less (if applicable).

If the Fund sends you a check - for a redemption, systematic withdrawal payment or cash distribution - that is returned "undeliverable" or remains uncashed for six months, the Fund will cancel the check and reinvest the proceeds in the Fund account at the net asset value per share on the date of cancellation. And, if applicable, the Fund will (a) cancel your systematic withdrawal payments, honoring withdrawals only by request and (b) automatically reinvest your future dividends and capital gains, even if you had elected cash payment.

The Fund intends to pay all redemptions in cash. During any 90-day period for any one shareholder, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets. Redemptions in excess of these limits may be paid wholly or partly by an in-kind distribution of securities.

SIGNATURE GUARANTEES

To protect you and the Fund from fraud, the following redemption requests and account changes must be submitted in writing and include a signature guarantee:

    o     If you wish to redeem more than $25,000 worth of shares.

    o     If you change your name or add/remove an owner on your account.

    o     If you add/change the beneficiary on your account.

    o If you ask that a check be mailed to an address other than the one on your account.

    o If you ask that a check be made payable to someone other than the account owner.

    o     If you add the telephone redemption option to your existing account.

    o If you change the bank account to which the proceeds of any redemption are to be paid by wire or EFT.

    o     If you transfer the ownership of your account.

    o If you have changed the address on your account by phone or through WWW.ARTISANFUNDS.COM within the last 60 days.

You should be able to obtain a signature guarantee from a bank, broker-dealer, securities exchange or association, clearing agency, savings association or credit union if authorized under state law. Please contact your financial institution for its signature guarantee requirements and fees. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

EACH OWNER'S SIGNATURE MUST BE GUARANTEED SEPARATELY. FOR EXAMPLE, A JOINT ACCOUNT WITH TWO OWNERS WOULD REQUIRE TWO SIGNATURE GUARANTEES.

ADDRESS CHANGE

If you wish to change the address on your account, call us at 800.344.1770, or if you have registered for Artisan Account Access, change your address through WWW.ARTISANFUNDS.COM. The Fund will send a written confirmation of the change to both your old and new addresses.

We prefer that a change of address request be submitted in writing with a signature guarantee. If you make your request by phone or through WWW.ARTISANFUNDS.COM, we will not honor a telephone redemption for the following 60 days. During that period, we will require written redemption requests with signature guarantees.

TELEPHONE TRANSACTIONS

You may perform many transactions - including exchanges, purchases and redemptions - by telephone. Call us at 800.344.1770.

To prevent unauthorized transactions in your account, the Fund will take precautions designed to verify the identity of every caller. It may record a call, request more information and send written confirmation of telephone transactions. The Fund and its transfer agent will not be responsible for any loss, liability, cost or expense resulting from acting upon instructions furnished by telephone, if we follow reasonable procedures designed to verify the identity of the caller.

You should verify the accuracy of each telephone transaction as soon as you receive your confirmation statement.

TELEPHONE EXCHANGE PLAN

This plan permits you to transfer investments among the Artisan Funds. Each exchange between accounts must be at least $1,000.

AN EXCHANGE IS A SALE AND MAY HAVE TAX CONSEQUENCES FOR YOU.

TELEPHONE EXCHANGE PLAN RESTRICTIONS:

    o If you wish to exchange between the Fund and another Artisan Fund, be sure both accounts are registered in the same name, with the same address and taxpayer identification number.

    o Your exchange will be processed at the net asset values next calculated after your call. See "Share Price" on page 14.

    o You may open a Fund account by telephone exchange from another Artisan Fund account.

    o If your account is subject to backup withholding, you may not use the telephone exchange plan.

    o Excessive trading can hurt both performance and shareholders. Thus, if you make excessive use of the telephone exchange plan, the Fund may terminate your access to the plan or limit the number of exchanges you may make in a calendar year.

    o The Fund reserves the right to terminate or modify the telephone exchange plan at any time. If the Fund finds it necessary to do either, it will try to notify you in advance.

  DIVIDENDS, CAPITAL GAINS & TAXES

As a shareholder in the Fund, you are entitled to your share of its net income and any gains realized on its investments. The Fund intends to distribute substantially all of its net income and net realized capital gains to investors at least annually.

DISTRIBUTION OPTIONS

When you open an account, you may specify on your application how you want to receive your distributions. If you later want to change your selection, you may either submit a written request or call us at 800.344.1770.

The Fund offers three options:

REINVESTMENT OPTION. Your dividends and capital gain distributions will be reinvested in additional shares of the Fund. If you do not indicate a choice on your application, we will automatically reinvest your distributions.

INCOME-ONLY OPTION. We will automatically reinvest your capital gain distributions, but send you a check for dividends.

CASH OPTION.  We will send all distributions to you by check.

In IRA accounts, all distributions are automatically reinvested. Otherwise, they could be subject to income tax and penalties. After you are 59 1/2, you may request payment of distributions in cash, although these too might be subject to income tax.

When you reinvest, the reinvestment price is the Fund's net asset value per share at the close of business on the reinvestment date. The mailing of distribution checks will usually begin promptly after the payment date.

TAXES

As you should with any investment, consider how the return on your investment in the Fund will be taxed. If your investment is a tax-deferred account - an IRA, for example - the following tax discussion does not apply.

When you sign your account application, you must certify that your Social Security or taxpayer identification number is correct, that you are a U.S. person, and that you are not subject to backup withholding for failing to report income to the IRS. If you fail to comply with this procedure, the IRS can require the Fund to withhold a percentage of your taxable distributions and redemptions.

TAXES ON TRANSACTIONS. When you redeem shares, you will experience a capital gain or loss if there is a difference between the cost of your shares and the price you receive when you sell them. You may be subject to tax.

Whenever you sell shares of the Fund, you will receive a confirmation statement showing how many shares you sold and at what price. Shareholders of taxable accounts may also receive a year-end statement every January that reports, among other things, the average cost basis of the shares sold, if that information is available to the Fund. This will allow you or your tax preparer to determine the tax consequences of each redemption. However, be sure to keep your regular account statements; their information will be essential in verifying the amount of your capital gains or losses.

TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions also may be taxed by the country in which you reside.

Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in October, November or December and paid in January are taxable as if you received them on December 31.

For federal tax purposes, the Fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. The character of a capital gain depends on the length of time that the Fund held the asset it sold.

Given its objectives and strategies, the Fund is expected to produce primarily long- and short-term capital gains, as opposed to current income. Every January, the Fund will send you and the IRS a statement -- called Form 1099 -- showing the amount of every taxable distribution you received (including those reinvested in additional shares) in the previous calendar year.

For more detail on the Fund, you may request the Statement of Additional Information (SAI), which is incorporated herein by reference.

To view or print the SAI and other information about the Fund, visit WWW.ARTISANFUNDS.COM. Or, to receive a free copy of the SAI, call 800.344.1770. Also call this number if you have a question or would like to receive other information about the Fund.

Text-only versions of the Fund's documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet website at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, D.C. 20549-0102 or by e-mail request at publicinfo@sec.gov.





                                     (LOGO)

                                  ARTISAN FUNDS

                      INVESTMENT MANAGEMENT PRACTICED WITH
                    INTELLIGENCE AND DISCIPLINE IS AN ART(R)



811-8932

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                               ARTISAN FUNDS, INC.

                        ARTISAN INTERNATIONAL VALUE FUND
                                (INVESTOR SHARES)

                       1000 North Water Street, Suite 1770
                           Milwaukee, Wisconsin 53202
                          (414) 390-6100 (800) 344-1770

                       STATEMENT OF ADDITIONAL INFORMATION
                                 August __, 2002

--------------------------------------------------------------------------------

         Artisan International Value Fund (the "Fund") is a series of Artisan Funds, Inc. ("Artisan Funds"). This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus of the Fund dated August __, 2002 and any supplement to the prospectus. No information has been incorporated by reference in this SAI. A copy of the prospectus can be obtained without charge by calling (800) 344-1770, by writing to Artisan Funds, or by accessing the Artisan Funds website at WWW.ARTISANFUNDS.COM.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Information about the Fund and Artisan Partners................................1
Investment Objective and Policies..............................................1
Investment Techniques and Risks................................................1
Investment Restrictions.......................................................16
Performance Information.......................................................18
Organization..................................................................22
Directors and Officers........................................................23
Investment Advisory Services..................................................27
Code of Ethics................................................................28
Distributor...................................................................28
Portfolio Transactions........................................................29
Purchasing and Redeeming Shares...............................................30
Additional Tax Information....................................................32
Custodian and Transfer Agent..................................................34
Independent Accountants.......................................................34
Appendix - Description of Bond Ratings.......................................A-1

                 INFORMATION ABOUT THE FUND AND ARTISAN PARTNERS

         The Fund is a series of Artisan Funds. Artisan Partners Limited Partnership ("Artisan Partners") provides investment advisory services to the Fund.

         Artisan Funds strives to offer distinctive, high-value-added investment opportunities. Artisan Funds is not a "family" of indistinguishable products devised by marketers in a financial services conglomerate. Artisan focuses on a limited number of distinct investment strategies, each of which is offered as a series of Artisan Funds. The Fund's portfolio management team specializes in its market, with an investment process created and refined through years of experience -- an artisan. At Artisan Funds, we believe that experienced, active managers investing in inefficient markets can produce superior returns over time. The Artisan Funds are intended for long-term investors who share that belief.

         The discussion below supplements the description in the prospectus of the Fund's investment objectives, policies and restrictions.

                        INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of the Fund may be changed by the board of directors without the approval of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. However, investors in the Fund will receive at least 30 days' prior written notice of any change in the Fund's investment objective.

                         INVESTMENT TECHNIQUES AND RISKS

Foreign Securities

         Under normal market conditions, Artisan International Value Fund invests at least 80% of its assets at the time of purchase in securities of non-U.S. companies (including American Depositary Receipts ("ADRs"),
European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), or other securities representing underlying shares of foreign issuers). Investment in foreign securities may entail a greater degree of risk
(including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Fund may invest in sponsored or unsponsored ADRs, EDRs or GDRs. In the case of an unsponsored depositary receipt, the Fund is likely to bear its proportionate share of the expenses of the depositary and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored depositary receipt. The Fund does not intend to invest more than 5% of its net assets in unsponsored depositary receipts.

         With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under "Managing Investment Exposure.")

         Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

         Although the Fund will try to invest in companies located in and government securities of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

         EMERGING MARKETS. Under normal market conditions, Artisan International Value Fund may invest up to 20% of its assets at the time of purchase in emerging markets securities. Investments in emerging markets securities include special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of those securities or, if the Fund has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in emerging markets securities are typically higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

         Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

         The risk also exists that an emergency situation may arise in one or more emerging markets. As a result, trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that such an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of Artisan Fund's board of directors.

         Income from securities held by the Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the emerging market countries in which the Fund invests. Net asset value of the Fund may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

         Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest or principal on debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

         Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur.

         PRIVATIZATIONS. Some governments have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("Privatizations"). Artisan Partners believes that Privatizations may offer opportunities for significant capital appreciation, and intends to invest assets of Artisan International Value Fund in Privatizations in appropriate circumstances. In certain of those markets, the ability of foreign entities such as Artisan International Value Fund to participate in Privatizations may be limited by local law, and/or the terms on which the Fund may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that Privatization programs will be successful.

Debt Securities

         In pursuing its investment objective, the Fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in the Fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

         Investments in debt securities by the Fund may be in those that are within the four highest ratings categories of Standard & Poor's, a division of The McGraw-Hill Companies ("S&P"), or Moody's Investors Services, Inc. ("Moody's") (generally referred to as "investment grade") or, if unrated, deemed to be of comparable quality by Artisan Partners. The Fund may invest up to 35% of its net assets in debt securities that are rated below investment grade (i.e. securities rated BBB or lower by S&P or Ba or lower by Moody's, commonly called "junk bonds"). However, the Fund currently does not intend to invest more than 5% of its net assets in debt securities rated below investment grade. See the Appendix for descriptions of rating categories.

         Debt securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by the Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security, but Artisan Partners will consider that fact in determining whether the Fund should continue to hold the security.

         Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy.

Defensive Investments

         The Fund intends to be substantially fully invested in equity securities in ordinary circumstances, although the Fund may invest without limit in high quality corporate or government obligations (U.S. or non-U.S.) or hold cash or cash equivalents if Artisan Partners determines that a temporary defensive position is advisable. During those periods, the Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective. In addition, the Fund may hold higher cash positions than it ordinarily does during periods in which Artisan Partners does not believe compelling investments are available.

Convertible Securities

         Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

         The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield). The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its "investment value." The investment value of the convertible security will typically fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

         By investing in convertible securities, the Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, Artisan Partners will consider the same criteria that would be considered in purchasing the underlying stock. Although convertible securities purchased by the Fund are frequently rated investment grade, the Fund also may purchase unrated securities or securities rated below investment grade if the securities meet Artisan Partners' other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers which are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, Artisan Partners' own investment research and analysis tends to be more important in the purchase of such securities than other factors.

Managing Investment Exposure

         The Fund may use various techniques to increase or decrease its exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of its portfolio. These techniques include buying and selling options, futures contracts, or options on futures contracts, or entering into currency exchange contracts.

         Artisan Partners may use these techniques to adjust the risk and return characteristics of the Fund's portfolio. If Artisan Partners judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss. Use of these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. The Fund may use these techniques for hedging, risk management or portfolio management purposes and not for speculation.

         Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and at a price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

         Forward currency transactions may involve currencies of the different countries in which the Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. Currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or income receivables. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular currency. Portfolio hedging allows the Fund to limit or reduce exposure in a foreign currency by entering into a forward contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. The Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the portfolio of a particular Fund. The Fund may not engage in speculative currency exchange transactions.

         At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

         Options on Securities and Indexes. The Fund may purchase and write
(sell) put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the Nasdaq stock market. The Fund may purchase agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from
(call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

         The Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

         If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

         The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         A put or call option purchased by the Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund was unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased or written by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

         Futures Contracts and Options on Futures Contracts. The Fund may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index(1) at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

         The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund's exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         The success of any futures transaction depends on Artisan Partners correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Artisan Partners might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

-------------

(1) A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

         When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian or broker a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is generally set by the exchange on which the contract is traded, although the margin requirement may be modified during the term of the contract and the Fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by the Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

         The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by that Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

         Risks Associated with Futures. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities market and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         Limitations on Options and Futures. If other options, futures contracts, or futures options of types other than those described herein are traded in the future, the Fund also may use those investment vehicles, provided that their use is consistent with the Fund's investment objective.

         The Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"(2) would exceed 5% of the Fund's total assets.

         When purchasing a futures contract or writing a put option on a futures contract, the Fund must maintain with its custodian (or broker, if legally permitted) assets (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian assets (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

         The Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund

----------------------
(2) A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

         In order to comply with Commodity Futures Trading Commission Regulation
4.5 and thereby avoid being deemed a "commodity pool operator," the Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%).

         Taxation of Options and Futures. If the Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by the Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

         If a call or put option written by the Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by the Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

         Entry into a closing purchase transaction will result in capital gain or loss. If an option written by the Fund is in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

         If the Fund writes an equity call option(3) other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

         A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the

---------------------
(3) An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

earlier of delivery notice date or expiration date. If the Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

         For federal income tax purposes, the Fund generally is required to recognize for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of the hedged securities.

         If the Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions may be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

         The Taxpayer Relief Act of 1997 (the "Act") imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Act) with respect to, or futures or "forward contracts" (as defined by the Act) to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

         In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

         The Fund intends to distribute to shareholders at least annually any capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions, together with gains on other Fund investments, to the extent such gains exceed recognized capital losses and any net capital loss carryovers of the Fund. Shareholders will be advised of the nature of such capital gain distributions.

Rule 144A Securities

         The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act ("Rule 144A securities"). That Rule permits certain qualified institutional buyers, including investment companies that own and invest at least $100 million in securities, to trade in privately placed securities that have not been registered for sale under the 1933 Act. Artisan Partners, under the supervision of the board of directors of Artisan Funds, may consider whether Rule 144A securities are illiquid and thus subject to the Fund's restriction on investing no more than 10% of its net assets in illiquid securities. In making a determination of whether a Rule 144A security is liquid or not, Artisan Partners will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Artisan Partners could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, Artisan Partners determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 10% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Lending of Portfolio Securities

         Subject to restriction (3) under "Investment Restrictions" in this Statement of Additional Information, the Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and also would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in Artisan Partners' judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including
(a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. The Fund currently does not intend to loan securities having a value greater than 5% of its net assets.

Repurchase Agreements

         Repurchase agreements are transactions in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund will enter into repurchase agreements only with banks and dealers believed by Artisan Partners to present minimal credit risks. Artisan Partners will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, Artisan Partners' prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors.

         The Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution that is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements

         The Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at a time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Artisan Partners deems it advisable for investment reasons. The Fund currently does not intend to have commitments to purchase when-issued securities in excess of 5% of its net assets.

         The Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. However, reverse repurchase agreements will be treated as borrowing and subject to the Fund's fundamental limitation on borrowing.

         At the time the Fund enters into a binding obligation to purchase securities on a when-issued or delayed-delivery basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

Short Sales

         The Fund may make short sales "against the box." In a short sale, the Fund sells a borrowed security and is required to return the identical security to the lender. A short sale "against the box" involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale "against the box" enables the Fund to obtain the current market price of a security that it desires to sell but is unavailable for settlement. The Fund currently does not intend to have commitments to make short sales "against the box" in excess of 5% of its net assets.

Line of Credit

         Artisan Funds maintains a line of credit with a bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Any borrowings under that line of credit by the Fund would be subject to restriction (4) under "Fundamental Restrictions" under the heading "Investment Restrictions" in this Statement of Additional Information.

Portfolio Turnover

         Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. The Fund's turnover rate may vary from year to year. A high rate of portfolio turnover, if it should occur, would result in increased transaction costs, which must be borne by the Fund. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Dividends, Capital Gains, and Taxes" in the prospectus, and "Additional Tax Information" in this Statement of Additional Information.

                             INVESTMENT RESTRICTIONS

Fundamental Restrictions

         Artisan Funds has adopted investment restrictions (which may not be changed without the approval of the lesser of (i) 67% of the Fund's shares present at a meeting if more than 50% of the shares outstanding are present or
(ii) more than 50% of the Fund's outstanding shares) under which the Fund may not:

         (1) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

         (2) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

         (3) make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

         (4) borrow (including entering into reverse repurchase agreements), except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income and
(b) enter into transactions in options, futures, and options on futures;(4)

         (5) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

         (6) issue any senior security except to the extent permitted under the Investment Company Act of 1940;

         (7) with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities; or

         (8) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer.

         The Fund's investment objective is not a fundamental restriction and, therefore, a change in the objective is not subject to shareholder approval. However, investors in the Fund will receive written notification at least 30 days prior to any change in the Fund's investment objective.

Non-Fundamental Restrictions

         The Fund also is subject to non-fundamental restrictions and policies (which may be changed by the board of directors), under which the Fund may not:

         (a) invest in companies for the purpose of exercising control or management;

-------------------
(4) A Fund will not purchase securities when total borrowings by the Fund are greater than 5% of its net asset value.

         (b) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation, acquisition or reorganization;

         (c) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales; or

         (d) invest more than 10% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days.

         For purposes of these investment restrictions, subsequent changes in the Fund's holdings as a result of changing market conditions or changes in the amount of the Fund's total assets do not require the Fund to sell or dispose of an investment or to take any other action.

                             PERFORMANCE INFORMATION

         From time to time the Fund may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in shares of a fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

                  Average Annual Total Return is computed as follows:

                           ERV = P(l+T)/n/

         Where:            P     = a hypothetical initial investment of $1,000
                           T     = average annual total return
                           n     = number of years
                           ERV   = ending redeemable value of a hypothetical
                                   $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof)

         The Fund may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. The Fund's total return "after taxes on distributions and sale" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

         Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

         Average Annual Total Return (After Taxes on Distributions) is computed as follows:

                  ATV/D/ = P(l+T)/n/

         Where:   P        = a hypothetical initial investment of $1,000
                  T        = average annual total return
                             (after taxes on distributions)
                  n        = number of years
                  ATV/D/   = ending value of a hypothetical $1,000 investment
                             made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

         Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) is computed as follows:

                           ATV/DR/ = P(l+T)/n/

         Where:   P        = a hypothetical initial investment of $1,000
                  T        = average annual total return
                             (after taxes on distributions and redemption)
                  n        = number of years
                  ATV/DR/  = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions and redemption.

         The Fund imposes no sales charges and pays no distribution expenses. Performance figures quoted by the Fund are not necessarily indicative of future results. The Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information about past performance is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on the Fund with a small asset base and similar performance may not continue as assets grow.

         In advertising and sales literature, the performance of the Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, other accounts or partnerships managed by Artisan Partners, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from the composition of the Fund's portfolio. Comparison of the Fund to an alternative investment should consider differences in features and expected performance.

         All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which Artisan Funds generally believe to be accurate. The Fund also may note its mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. However, Artisan Funds assumes no responsibility for the accuracy of such data. Newspapers and magazines and other media that might mention the Fund include, but are not limited to, the following:

  Atlanta Constitution                         Mutual Fund Letter
  Barron's                                     Mutual Fund News Service
  Boston Herald                                Mutual Fund Values
  Business Week                                Morningstar Publications
  Chicago Tribune                              Newsweek
  Chicago Sun-Times                            The New York Times
  Cleveland Plain Dealer                       No-Load Fund Investor
  CNBC                                         Outstanding Investor Digest
  CNN                                          Pension World
  Crain's Chicago                              Pensions and Investments
      Business                                 Personal Investor
  Consumer Reports                             Jane Bryant Quinn (syndicated
  Consumer Digest                                  column)
  Financial World                              Louis Rukeyser's Mutual Fund
  Forbes                                       The San Francisco Chronicle
  Fortune                                      Smart Money
  Fund Action                                  Stranger's Investment Adviser
  Investor's Business Daily                    13D Opportunities Report
  Kiplinger's Personal                         Time
       Finance Magazine                        United Mutual Fund Selector
  Knight-Ridder                                USA Today
  Los Angeles Times                            U.S. News and World Report
  Milwaukee Business Journal                   The Wall Street Journal
  Milwaukee Journal Sentinel                   Working Woman
  Money                                        Worth
                                               Your Money

         When a newspaper, magazine or other publication mentions the Fund, such mention may include: (i) listings of some or all of the Fund's holdings, (ii) descriptions of characteristics of some or all of the securities held by the Fund, including price-earnings ratios, earnings, growth rates and other statistical information, and comparisons of that information to similar statistics for the securities comprising any of the indexes or averages listed above; and (iii) descriptions of the Fund's or a portfolio manager's economic and market outlook, generally and for the Fund.

         Various newspapers and publications including those listed above may also make mention of the Fund's portfolio manager. The portfolio manager and other members of the Adviser's staff may make presentations at conferences or trade shows, appear on television or radio programs, or conduct or participate in telephone conference calls, and the Fund may announce those presentations, appearances or calls to some or all shareholders, or to potential investors in the Fund. Biographical and other information about the Fund's portfolio manager, including information about awards received by the portfolio manager or mentions of the manager in the media, may also be described or quoted in Fund advertisements or sales literature.

         The Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

         The performance of the Fund may be compared to the following indexes or averages or other indexes or averages:

Financial Times-Actuaries World Index (Ex-U.S.)
Lipper International Fund Index
Lipper International & Global Funds Average
Morgan Stanley Capital International Europe, Australasia and Far East (EAFE)
   Index
Morgan Stanley Capital International Europe, Australasia and Far East
   (EAFE) Small Cap Index
Morgan Stanley Capital International World Index
Morgan Stanley Capital International World (Ex-U.S.) Small Cap Index
Morgan Stanley Capital International Global (Ex-U.S.) Small Cap Index Morningstar International Stock Average
Solomon Smith Barney Extended Market Index (Ex-U.S.)
(These indexes are widely recognized indicators of the international markets.)

         The performance of the Fund also may be compared to various Lipper indexes or averages and Morningstar averages. Each Lipper index reflects the net asset value weighted total return of the thirty largest funds in that Lipper category, as calculated and published by Lipper, Inc. ("Lipper"), an organization that monitors the performance of mutual funds. The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by these independent services that monitor the performance of mutual funds.

         The Fund also may use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify the Fund to a different category or develop (and place the Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. The Fund may also compare its performance or ranking against all funds tracked by Lipper or another independent service.

         The Fund may cite its rating, recognition or other mention by Morningstar or any other entity. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35%
receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics.

         To illustrate the historical returns on various types of financial assets, Artisan Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills and Consumer Price Index. The Fund also may use historical data compiled by Prudential Securities, Inc., or by other similar sources believed by Artisan Funds to be accurate, illustrating the past performance of small-capitalization stocks, large-capitalization stocks, common stocks, equity securities, growth stocks (small-capitalization, large-capitalization, or both), value stocks (small-capitalization, large-capitalization, or both), or similar categories or groups of financial assets.

                                  ORGANIZATION

         The Fund is a series of Artisan Funds, Inc., an open-end, diversified management investment company that was incorporated under Wisconsin law on January 5, 1995.

         The Wisconsin Business Corporation Law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances, such as if an annual meeting is not required by the Investment Company Act of 1940 (the federal securities law that governs the regulation of investment companies). Artisan Funds has adopted the appropriate provisions in its bylaws and does not expect to hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders. Artisan Funds believes that not holding shareholder meetings except as otherwise required reduces the Fund's expenses and enhances shareholder returns.

         The Fund may hold special meetings of shareholders to elect or remove directors, change fundamental policies, approve a management contract, or for other purposes. The Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote, or fraction thereof, for each share of the Fund, or fraction thereof, that you own. Shareholders not attending these meetings are encouraged to vote by proxy.

         Each share of the Fund has one vote, and fractional shares have fractional votes. All shares participate equally in dividends and other distributions declared by the board of directors, and all shares of the Fund have equal rights in the event of liquidation of the Fund. Shares of the Fund have no preemptive, conversion or subscription rights.

         Artisan Funds is governed by a board of directors that is responsible for protecting the interests of the shareholders of the Funds. The directors are experienced executives and professionals who meet at regular intervals to oversee the activities of the Funds, review contractual arrangements with companies that provide services to the Funds and review performance. A majority of directors are not otherwise affiliated with Artisan Funds or Artisan Partners.

                             DIRECTORS AND OFFICERS


         Directors and officers of Artisan Funds, and their principal business occupations during at least the last five (5) years, are shown below. Directors deemed to be "interested persons" of Artisan Funds for purposes of the 1940 Act are indicated with an asterisk.


                                            POSITIONS HELD                     PRINCIPAL OCCUPATIONS DURING
NAME AND DATE OF BIRTH                     WITH REGISTRANT                             PAST 5 YEARS
----------------------                     ---------------                             ------------
Andrew A. Ziegler*                  Director, Chairman of the        Managing Director of Artisan Partners; Chairman
10/7/57                             Board and Chief Executive        and President of Artisan Distributors; prior to
                                    Officer                          founding Artisan Partners in 1994, President
                                                                     and Chief Operating Officer of Strong/Corneliuson
                                                                     Capital Management ("Strong") (investment management
                                                                     firm) and President of the Strong Funds (mutual
                                                                     funds) from 1990 to 1994.

Carlene Murphy Ziegler*             Director and Vice President      Managing Director of Artisan Partners and
6/20/56                                                              Portfolio Co-Manager of Artisan Small Cap Fund;
                                                                     Director of Heidrick & Struggles International,
                                                                     Inc. (an executive search firm); President of Artisan
                                                                     Funds (1995-1999); prior to founding Artisan Partners in
                                                                     1994, a Portfolio Co-Manager of Strong Common Stock Fund,
                                                                     Strong Opportunity Fund and numerous institutional
                                                                     small-capitalization equity portfolios at Strong
                                                                     since March 1991.

David A. Erne                       Director                         Partner of the law firm Reinhart, Boerner, Van
5/6/43                                                               Deuren, S.C., Milwaukee, WI.

Thomas R. Hefty                     Director                         Chairman of the Board, President and Chief
6/9/47                                                               Executive Officer of Cobalt Corporation (a
                                                                     provider of managed care and specialty business
                                                                     services); Director, American Medical Security
                                                                     (provider of health benefit plans).



                                            POSITIONS HELD                     PRINCIPAL OCCUPATIONS DURING
NAME AND DATE OF BIRTH                     WITH REGISTRANT                             PAST 5 YEARS
----------------------                     ---------------                             ------------
Jeffrey A. Joerres                  Director                         Chairman of the Board (since May 2001),
12/5/59                                                              President and Chief Executive Officer (since
                                                                     April 1999) of Manpower, Inc. (a
                                                                     non-governmental employment service
                                                                     organization); formerly, Senior Vice President,
                                                                     European Operations and Global Account
                                                                     Management and Development of Manpower, Inc.;
                                                                     Director Johnson Controls, Inc. (manufacturer
                                                                     of automotive systems and building controls).

Patrick S. Pittard                  Director                         Retired.  Formerly Chairman of the Board,
11/24/45                                                             President and Chief Executive Officer of
                                                                     Heidrick & Struggles International, Inc.
                                                                     (executive search firm); Director, Jefferson
                                                                     Pilot Corporation (individual and group life
                                                                     insurance and annuity company); Chairman of the
                                                                     Board, The University of Georgia Foundation.

Howard B. Witt                      Director                         Chairman of the Board, President and Chief
5/17/40                                                              Executive Officer of Littelfuse, Inc.
                                                                     (manufacturer of advanced circuit protection
                                                                     devices); Director of Material Sciences
                                                                     Corporation (technology based manufacturer of
                                                                     continuously processed coated and specialty
                                                                     engineered materials and services) and Franklin
                                                                     Electric Co., Inc. (manufacturer of electronic
                                                                     motors).

Michael C. Roos                     President                        Managing Director of Artisan Partners; Vice
4/18/58                                                              President of Artisan Distributors.

Lawrence A. Totsky                  Chief Financial Officer and      Managing Director and Chief Financial Officer
5/6/59                              Treasurer                        of Artisan Partners; Vice President, Chief
                                                                     Financial Officer and Treasurer of Artisan
                                                                     Distributors; prior to joining Artisan
                                                                     Partners in 1998, Senior Vice President
                                                                     and Director of Mutual Fund Administration,
                                                                     Strong Capital Management, Inc.

Janet D. Olsen                      General Counsel and Secretary    Managing Director and General Counsel of
7/7/56                                                               Artisan Partners; Vice President and Secretary
                                                                     of Artisan Distributors; prior to joining
                                                                     Artisan Partners in November 2000, Member of
                                                                     the law firm Bell, Boyd & Lloyd LLC, Chicago, IL.



                                            POSITIONS HELD                     PRINCIPAL OCCUPATIONS DURING
NAME AND DATE OF BIRTH                     WITH REGISTRANT                             PAST 5 YEARS
----------------------                     ---------------                             ------------
Mark L. Yockey                      Vice President                   Managing Director of Artisan Partners and
6/5/56                                                               Portfolio Manager of Artisan International
                                                                     Fund; prior to joining Artisan Partners in
                                                                     1995, Portfolio Manager of the United
                                                                     International Growth Fund and Vice
                                                                     President of Waddell & Reed (investment
                                                                     management firm).

Sandra Jean Voss                    Vice President                   Senior Equity Trader for Artisan Partners;
3/6/64                                                               prior to joining Artisan Partners in 1995,
                                                                     Equity Trader for Northwestern Mutual Life
                                                                     Insurance Company.

Scott C. Satterwhite                Vice President                   Managing Director of Artisan Partners and
7/15/57                                                              Portfolio Co-Manager of Artisan Mid Cap Value
                                                                     Fund and Artisan Small Cap Value Fund;
                                                                     prior to joining Artisan Partners in June 1997,
                                                                     Senior Vice President and Portfolio Manager of
                                                                     Wachovia Corporation (a bank holding company)
                                                                     and Portfolio Manager of Biltmore Special
                                                                     Values Fund in addition to being a Personal
                                                                     Trust Portfolio Manager and Manager of
                                                                     the Georgia Personal Trust Portfolio Group.

Andrew C. Stephens                  Vice President                   Managing Director of Artisan Partners and
10/31/63                                                             Portfolio Manager of Artisan Mid Cap Fund;
                                                                     prior to joining Artisan Partners in 1997,
                                                                     Portfolio Co-Manager of Strong Asset Allocation
                                                                     Fund, February 1993 through March 1997, and Senior
                                                                     Research Analyst for Strong Common Stock Fund
                                                                     and Strong Opportunity Fund, prior thereto.

Marina T. Carlson                   Vice President                   Managing Director of Artisan Partners and
5/9/64                                                               Portfolio Co-Manager of Artisan Small Cap Fund;
                                                                     prior to joining Artisan Partners in 1999,
                                                                     Manager of Strong Mid Cap Disciplined
                                                                     Fund from its inception in December 1998
                                                                     through March 1999; Portfolio Co-Manager
                                                                     of Strong Opportunity Fund and Strong
                                                                     Common Stock Fund, prior thereto.




                                            POSITIONS HELD                     PRINCIPAL OCCUPATIONS DURING
NAME AND DATE OF BIRTH                     WITH REGISTRANT                             PAST 5 YEARS
----------------------                     ---------------                             ------------
James C. Kieffer                    Vice President                   Managing Director of Artisan Partners and
12/2/64                                                              Portfolio Co-Manager of Artisan Mid Cap Value
                                                                     Fund and Artisan Small Cap Value Fund; from 1997
                                                                     to 2000, Research Analyst for Artisan Partners;
                                                                     from 1996 to 1997 Research Analyst for McColl
                                                                     Partners; Research Analyst for Wachovia Investment
                                                                     Management, prior thereto.

N. David Samra                      Vice President                   Managing Director of Artisan Partners and
3/2/64                                                               Portfolio Manager of Artisan International
                                                                     Value Fund; from August 1997 to May
                                                                     2002, Portfolio Manager and Analyst for
                                                                     Harris Associates L.P. (investment management
                                                                     firm); from June 1993 to July 1997,
                                                                     Portfolio Manager for Montgomery Asset
                                                                     Management, Global Equities Division
                                                                     (investment management firm).

Gregory K. Ramirez                  Assistant Secretary and          Director of Client Accounting and
7/14/70                             Assistant Treasurer              Administration of Artisan Partners; Assistant
                                                                     Treasurer of Artisan Distributors; prior to
                                                                     joining Artisan Partners in 1997, Audit
                                                                     Manager of Price Waterhouse LLP.


         The business address of the officers and directors affiliated with Artisan Partners is 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne - 1000 N. Water Street, Milwaukee, Wisconsin 53202; Mr. Hefty - 401 W. Michigan Street, Milwaukee, Wisconsin 53203; Mr. Joerres - 5301 North Ironwood, Milwaukee, Wisconsin 53217; Mr. Pittard - 20 Cates Ridge, Atlanta, Georgia 30327; and Mr. Witt - 800 E. Northwest Highway, Des Plaines, Illinois 60016.

         Mr. Ziegler and Ms. Ziegler are married to each other.

         Mr. Ziegler and Ms. Ziegler serve as members of the Executive Committee of the board of directors. The Executive Committee, which meets between regular meetings of the board, is authorized to exercise many of the powers of the board of directors. Messrs. Erne, Hefty, Joerres, Pittard and Witt serve as members of the board's Audit Committee and Governance Committee. The Audit Committee makes recommendations to the board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit. The Governance Committee makes recommendations to the board regarding committees of the board and committee assignments, board composition, candidates for election as non-interested directors and compensation for non-interested directors. Additionally, the Governance Committee oversees the process for evaluating the functioning of the board.

         The compensation paid to the non-interested directors of Artisan Funds for their services as such consists of an annual retainer fee in the amount of $46,000 (to be increased by $3,000 for each series of the Funds in excess of six). Prior to January 1, 2002, the directors' annual retainer was $40,000. In addition, directors receive a meeting attendance fee of $1,000 for any board meeting held in person and for any committee meeting not held on the same day as a regular board meeting and attended in person (even if by telephone) and $500 for any meeting called to be held by telephone. The chairman of any committee receives twice the regular meeting fee for any meeting of the committee attended in person or by telephone. Compensation is paid only to directors who are not interested persons of Artisan Funds or Artisan Partners and is allocated among the series of the Artisan Funds in accordance with a procedure determined from time to time by the Board. Artisan Funds has no retirement or pension plan.

         The following table sets forth compensation paid by Artisan Funds, Inc. during the fiscal year ended June 30, 2001 to each director of the Fund.

                                             PENSION OR           TOTAL
                          AGGREGATE          RETIREMENT     COMPENSATION FROM
                         COMPENSATION     BENEFITS ACCRUED    ARTISAN FUNDS
                         FROM ARTISAN      AS PART OF FUND       PAID TO
NAME OF DIRECTOR           FUNDS(1)           EXPENSES         DIRECTORS(1)
----------------         ------------     ----------------  -----------------
Andrew A. Ziegler       $     0                  $0            $     0
Carlene Murphy Ziegler        0                   0                  0
David A. Erne            31,000                   0             31,000
Thomas R. Hefty          31,000                   0             31,000
Jeffrey A. Joerres            0(2)                0                  0(2)
Patrick S. Pittard            0(2)                0                  0(2)
Howard B. Witt           31,000                   0             31,000

(1)Artisan International Value Fund has not commenced operations as of the date of this SAI and therefore paid no compensation during the period shown above. The amount shown is the compensation paid to the directors for their services to the other series of Artisan Funds.

(2)Mr. Joerres and Mr. Pittard became members of the board of directors on August 9, 2001.

                          INVESTMENT ADVISORY SERVICES


         Artisan Partners Limited Partnership ("Artisan Partners") provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement dated August __, 2002, (the "Advisory Agreement") and is responsible for overall management and investment of the Fund's assets. Artisan Partners is a Delaware limited partnership. Artisan Investment Corporation was incorporated on December 7, 1994 for the sole purpose of acting as general partner of Artisan Partners. Mr. Ziegler and Ms. Ziegler, as officers of Artisan Investment Corporation, manage Artisan Partners. The principal address of Artisan Partners is 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202. Artisan Partners also has offices at 100 Pine Street, Suite 2950, San Francisco, California, and Five Concourse Parkway NE, Suite 2120, Atlanta, Georgia 30328.

         In return for its services, Artisan International Value Fund pays Artisan Partners a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets up to $500 million, 0.975% of average daily net assets from $500 million to $750 million, 0.950% of average daily net assets from $750 million to $1 billion, and 0.925% of average daily net assets in excess of $1 billion. In addition Artisan Partners has undertaken to reimburse the Fund for any ordinary operating expenses in excess of 2.50% of average net assets over each fiscal year.

         The Advisory Agreement provides that Artisan Partners shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act of omission in connection with investment advisory or portfolio services under the agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Artisan Partners in the performance of its duties or from reckless disregard by Artisan Partners of its obligations and duties under the Advisory Agreement.

         The Advisory Agreement may be continued from year to year only so long as the continuance is approved annually (a) by the vote of a majority of the directors of the Fund who are not "interested persons" of the Fund or Artisan Partners cast in person at a meeting called for the purpose of voting on such approval, and (b) by the board of directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the portfolio. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

                                 CODE OF ETHICS

         The 1940 Act and rules thereunder require that Artisan Funds, Artisan Partners and Artisan Distributors LLC ("Distributors") establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of Artisan Funds might take advantage of that knowledge for their own benefit. Artisan Funds, Artisan Partners and Distributors have adopted a Code of Ethics to meet those concerns and legal requirements. The Code does not prohibit employees who have knowledge of the investments and investment intentions of Artisan Funds from engaging in personal securities investing, but regulates such personal securities investing by these employees as a part of the effort by Artisan Funds, Artisan Partners and Distributors to detect and prevent conflicts of interest.

                                   DISTRIBUTOR

         Shares of the Fund are offered for sale by Distributors without any sales commissions, 12b-1 fees, or other charges to the Fund or its shareholders. Distributors is wholly owned by Artisan Partners. All distribution expenses relating to the Fund are paid by Artisan Partners, including the payment or reimbursement of any expenses incurred by Distributors. The Distribution Agreement will continue in effect from year to year provided such continuance is approved annually (i) by a majority of the directors or by a majority of the outstanding voting securities of the Fund and (ii) by a majority of the directors who are not parties to the Agreement or interested persons of any such party.

         Artisan Funds pays all expenses in connection with registration of its shares with the SEC and any auditing and filing fees required in compliance with various state securities laws. Artisan Partners bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by Distributors. Distributors offers the

Fund's shares only on a best efforts basis. Distributors is located at 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202.

                             PORTFOLIO TRANSACTIONS

         Artisan Partners places the orders for the purchase and sale of the Fund's portfolio securities and options and futures contracts. Artisan Partners' overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors also may enter into the decision. These include: Artisan Partners' knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; Artisan Partners' knowledge of the financial stability of the broker or dealer selected and such other problems of any broker or dealer. Recognizing the value of these factors, the Fund may pay a brokerage commission in excess of that which another broker or dealer might have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by Artisan Partners' staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by Artisan Partners, and reports are made annually to the board of directors.

         When selecting a broker or an electronic communication network (ECN) for a particular transaction, Artisan Partners may consider, among other factors, the value of research products or services furnished to Artisan Partners by those organizations. The types of research products and services Artisan Partners may receive include: research reports, subscriptions to financial publications and research compilations; compilations of securities prices, earnings, dividends and similar data; computer databases; quotation services; research-oriented computer software and services; services of proxy-voting, economic and other consultants, and trade organization memberships. When Artisan Partners receives these items in return for client brokerage, it relieves Artisan Partners of the expense it would otherwise bear of paying for those items in cash, which may provide an incentive to Artisan Partners to select a particular broker or ECN that will provide it with research. However, Artisan Partners chooses those brokers it believes are best able to provide the best combination of net price and execution in each transaction and uses only a limited percentage of its client brokerage dollars for soft dollar commitments.

         In some instances, Artisan Partners may have an agreement or understanding with a broker or ECN that Artisan Partners will direct brokerage transactions to that broker or ECN generating at least a stated dollar amount of commissions. In those instances, the obligations of Artisan Partners pursuant to that agreement or understanding may, in some transactions, be an important or determining factor in the selection of that broker or ECN, even if another broker or ECN might execute the same transaction on comparable terms. Artisan Partners enters into such an agreement with a broker only if, in the judgment of Artisan Partners, the benefits to clients, including the Funds, of the research products or services provided outweigh any potential disadvantages to clients. In other instances, Artisan Partners may have no agreement or understanding with a broker which provides research. Artisan Partners maintains internal allocation procedures to identify those brokers who have provided it with research products or services and the value of the research products or services they provided, and tries to direct enough commissions generated by its clients' accounts in the aggregate to those brokers to ensure the continued receipt of research products and services Artisan Partners believes are useful.

         In some instances, Artisan Partners receives from brokers products or services that are used both as investment research and for administrative, marketing or other non-research purposes. In those cases, Artisan Partners makes a good faith effort to determine the proportion of such products or services which may be considered investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Artisan Partners through brokerage commissions generated by client transactions. Artisan Partners pays the portion of the costs attributable to non-research usage of those products or services.

         Artisan Partners may use research products or services provided by brokers or ECNs in servicing the Fund's accounts, accounts in which Artisan Partners or one or more of its affiliates has a beneficial interest, and accounts of any or all of its clients and investment personnel. Artisan Partners may not necessarily use research products or services in connection with the accounts that paid commissions to the broker providing the product or service. Artisan Partners may use step-outs to direct commissions to a broker that has provided research services to Artisan Partners and provides clearing and settlement services in connection with a transaction, using another broker for execution of that transaction.

         With respect to the Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, Artisan Partners also may consider the part, if any, played by the broker or dealer in bringing the security involved to Artisan Partners' attention.

                         PURCHASING AND REDEEMING SHARES

         Purchases and redemptions are discussed in the prospectus under the headings "How to Buy Shares" and "How to Sell Shares." All of that information is incorporated herein by reference. In addition, you may, subject to the approval of Artisan Funds, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's goal and investment strategy) that have a value that is readily ascertainable in accordance with the Fund's valuation policies. Call Artisan Funds at 1-800-344-1770 if you are interested in purchasing Fund shares with other securities.

         Shares of the Fund may be purchased or redeemed through certain financial services companies, some of which may charge a transaction fee. The Fund may authorize from time to time certain financial services companies, broker-dealers or their designees ("authorized agents") to accept share purchase and redemption orders on its behalf. For purchase orders placed through an authorized agent, a shareholder will pay the Fund's NAV per share (see "Net Asset Value" below) next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the NAV per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent and the Fund's 2% redemption fee, if applicable.

         In some instances, an authorized agent or other financial services company may not charge any transaction fees directly to investors in the Fund. However, accounting and shareholder servicing services provided by such a company with respect to Fund shares held by that company for its customers, the company may charge a fee based on a percentage of the annual average value of those accounts. The Fund pays a portion of those fees not to exceed the estimated fees and expenses that the Fund would pay to its own transfer agent if the shares of the Fund held by such customers of the company were registered directly in their names on the books of the Fund's transfer agent. The balance of those fees is paid by Artisan Partners.

         Artisan Funds provides information to many of those intermediaries through a password-protected website - www.artisanfa.com, which is available 24 hours a day, 7 days each week. Through www.artisanfa.com, financial advisors and others who have been granted access to the site are able to view and download month-end data and statistics for each Fund, quarterly manager commentaries, various articles and transcripts, a calendar of events, and other information. Access to www.artisanfa.com is limited to financial advisors and other financial professionals. For more information, financial professionals may telephone 1-800-454-1770.

         Net Asset Value. Share purchase and redemption orders will be priced at the Fund's net asset value next computed after such orders are received and accepted by: (i) the Fund; (ii) a broker-dealer or other financial services company (an "authorized agent") authorized by the Fund to accept purchase and redemption orders on the Fund's behalf; or (iii) such authorized agent's designee. The net asset value of the shares of the Fund is determined as of the close of regular session trading on the New York Stock Exchange ("NYSE") (usually 3:00 p.m., Central time, but sometimes earlier) each day the NYSE is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the board of directors, the net asset value of the Fund should be determined on any such day, in which case the determination will be made as of 3:00 p.m., Central time. The net asset value per share of the Fund is determined by dividing the value of all its securities and other assets, less its liabilities, by the number of shares of the Fund outstanding.

         The Fund generally invests a significant portion (and perhaps as much as substantially all) of its assets in securities primarily traded outside the United States. The markets in which non-U.S. securities trade are sometimes open on days when the NYSE is not open and the Fund does not calculate its net asset value, and sometimes are not open on days when the Fund calculates its net asset value. Even on days on which both the foreign market and the NYSE are open, several hours may have passed between the time when trading in the foreign market closed and the NYSE closes and the Fund calculates its net asset value. The Fund monitors for significant events in foreign markets as a result of which the closing price of a security on the foreign market might no longer represent a fair value for that security as of the time of the calculation of net asset value. If such an event has occurred, the affected securities would be valued at a fair value determined in accordance with procedures established from time to time by the board of directors.

         Although the Fund intends to pay all redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

         Because the Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, the Fund is obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or one percent of the Fund's net assets represented by such share class during any 90-day period. Redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions are made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

         The Fund reserves the right to suspend or postpone redemptions of its shares during any period when: (a) trading on the NYSE is restricted, as determined by the Commission, if the NYSE is closed for other than customary weekend and holiday closings; (b) the Commission has by order permitted such suspension; or (c) an emergency, as determined by the Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                           ADDITIONAL TAX INFORMATION

         Artisan Funds intends for the Fund to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and thus not be subject to federal income taxes on amounts which it distributes to shareholders. If Artisan Funds should fail to qualify for pass-through tax treatment under Subchapter M, then it would be required to pay taxes on any income and realized capital gains, reducing the amount of income and realized capital gains that would otherwise be available for distribution to the Fund's shareholders.

         Your distributions will be taxable to you whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but that was declared in October, November or December of the prior calendar year is deemed paid in the prior calendar year.

         You will be subject to income tax at ordinary rates on income dividends and distributions of net short-term capital gain. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of the length of time you have held your shares. The maximum long-term capital gains rate, which is generally 20% for individual taxpayers, is reduced to 18% for capital assets that have been held for more than five years and whose holding periods began after December 31, 2000. Long-term gains are those derived from securities held by the Fund for more than one year.

         You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

         If you realize a loss on the sale of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

         The Fund may be required to withhold federal income tax ("backup withholding") from certain payments to you, generally redemption proceeds and payments of dividends and distributions. Backup withholding may be required if:

    o You fail to furnish your properly certified social security or other tax identification number;

    o You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;

    o You fail to certify that you are a U.S. Person (including a U.S. resident alien); or

    o The IRS informs the Fund that your tax identification number is incorrect.

         The backup withholding percentage is currently 30% and will decrease to 29% in 2004 and 2005, and 28% thereafter until 2011, when the percentage will revert to 31% unless amended by Congress.

         These certifications are contained in the application that you complete when you open your Fund account. Artisan Funds must promptly pay the IRS all amounts withheld. Therefore, it usually is not possible for Artisan Funds to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

         The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). In addition to bearing their proportionate share of the Fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of PFICs. Capital gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, regardless of whether such income and gains are distributed to shareholders.

         In accordance with tax laws, the Fund intends to treat securities in PFICs as sold on the last day of the Fund's fiscal year and recognize any gains for tax purposes at that time; losses may be recognized to the extent of any gains recognized. Such gains will be considered ordinary income, which the Fund will be required to distribute even though it has not sold the security and received cash to pay such distributions.

         The discussion of taxation above is not intended to be a full discussion of income tax laws and their effect on shareholders. You are encouraged to consult your own tax advisor. The foregoing information applies to U.S. shareholders. U.S. citizens residing in a foreign country should consult their tax advisors as to the tax consequences of ownership of Fund shares.

                          CUSTODIAN AND TRANSFER AGENT

         State Street Bank & Trust Company ("State Street"), 66 Brooks Drive, Braintree, MA 02184, acts as custodian of the securities and other assets of the Fund. State Street is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. State Street also performs transfer agency, dividend paying agency and portfolio accounting services for the Fund. State Street is not an affiliate of Artisan Partners or its affiliates. State Street is authorized to deposit securities in securities depositories for the use of services of sub-custodians.

                             INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 serves as the Fund's independent accountants, providing services including (i) an audit of the annual financial statements; (ii) assistance and consultation in connection with Securities and Exchange Commission filings; and
(iii) review of the annual income tax returns filed on behalf of the Fund.

                                    APPENDIX
                                 --------------

                           DESCRIPTION OF BOND RATINGS

A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Fund's investment adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of rating used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a division of The McGraw-Hill Companies ("S&P").

                               RATINGS BY MOODY'S

Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.

A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                   S&P RATINGS

AAA--Bonds rated AAA have the highest rating. The obligor's capacity to meet its financial commitment on the bond is extremely strong.

AA--Bonds rated AA differ from AAA bonds only in small degree. The obligor's capacity to meet its financial commitment on the bond is very strong.

A--Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the bond is still strong.

BBB--Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the bond.

BB--B--CCC--CC and C--Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation among such bonds and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                                     PART C

                                OTHER INFORMATION

ITEM 23. Exhibits


EXHIBIT NUMBER
                 DESCRIPTION

(a)(1)           Amended and Restated Articles of Incorporation of the
                 Registrant. (a)

(a)(2)           Articles of Amendment dated October 12, 1995. (a)

(a)(3)           Articles of Amendment dated January 16, 1997. (b)

(a)(4)           Articles of Amendment dated April 10, 1997. (c)

(a)(5)           Articles of Amendment dated June 5, 1997. (d)

(a)(6)           Articles of Amendment dated April 27, 2000. (f)

(a)(7)           Articles of Amendment dated November 29, 2000. (h)

(a)(8)           Articles of Amendment dated August 30, 2001. (i)

(a)(9)           Articles of Amendment dated June 5, 2002. (k)

(b)              Bylaws, as amended. (a)

(c)              None. (Registrant does not issue share certificates.)

(d)(1) Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Small Cap Fund. (a)

(d)(2) Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan International Fund. (a)

(d)(3) Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Mid Cap Fund. (c)

(d)(4) Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Small Cap Value Fund. (g)

(d)(5) Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Mid Cap Value Fund. (i)

(d)(6) Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan International Small Cap Fund. (k)

(d)(7) Form of Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan International Value Fund.*

(e)(1) Distribution Agreement between the Registrant and Artisan Distributors LLC. (g)

(e)(2) Notification to Distributor regarding addition of Artisan Mid Cap Value Fund. (i)

(e)(3) Notification to Distributor regarding addition of Artisan International Small Cap Fund. (k)

(e)(4) Form of Notification to Distributor regarding addition of Artisan International Value Fund.*

(f)              None.

(g)(1) Custodian Agreement and Accounting Services Agreement between the Registrant and State Street Bank and Trust Company. (a)

(g)(2)           Notification to Custodian regarding addition of Artisan Mid Cap
                 Fund. (c)

(g)(3) Notification to Custodian regarding addition of Artisan Small Cap Value Fund. (d)

(g)(4)           Amendment No. 1 to Custodian Agreement. (g)

(g)(5) Notification to Custodian regarding addition of Artisan Mid Cap Value Fund. (i)

(g)(6) Notification to Custodian regarding addition of Artisan International Small Cap Fund. (k)

(g)(7) Form of Notification to Custodian regarding addition of Artisan International Value Fund. *

(h)(1) Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company. (j)

(h)(2) Notification to Transfer Agent regarding addition of Artisan International Small Cap Fund. (k)

(h)(3) Form of Notification to Transfer Agent regarding addition of Artisan International Value Fund. *

(i)(1) Opinion and consent of Bell, Boyd & Lloyd LLC relating to Artisan Small Cap Fund and Artisan International Fund. (a)

(i)(2) Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Mid Cap Fund. (c)

(i)(3) Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Small Cap Value Fund. (d)

(i)(4) Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Mid Cap Fund - Institutional Shares. (f)

(i)(5) Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Mid Cap Value Fund. (h)

(i)(6) Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan International Small Cap Fund. (i)

(i)(7) Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan International Value Fund.

(i)(8)           Consent of Bell, Boyd & Lloyd LLC.

(i)(9)           Consent of Godfrey & Kahn, S.C.

(j)              Consent of PricewaterhouseCoopers LLP. (j)

(k)              None.

(l)              Subscription Agreement between the Registrant and Andrew A.
                 Ziegler and Carlene Murphy Ziegler relating to Artisan Small Cap Fund. (a)

(m)              None.

(n) Multiple Class Plan pursuant to Rule 18f-3 for Artisan International Fund and Artisan Mid Cap Fund. (f)

(p)(1)           Artisan Funds, Inc. Code of Ethics for Outside Directors. (j)

(p)(2) Artisan Funds, Inc., Artisan Partners Limited Partnership, Artisan Distributors LLC Code of Ethics and Policy and Procedures to Prevent Misuse of Inside Information. (k)

----------------------------
* To be filed by amendment.

(a) Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 3 to Registrant's registration statement, Securities Act file number 33-88316 (the "Registration Statement"), filed on November 27, 1995.

(b) Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 5 to the Registration Statement, filed on January 21, 1997.

(c) Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 6 to the Registration Statement, filed on April 11, 1997.

(d) Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 7 to the Registration Statement, filed on June 6, 1997.

(e) Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 10 to the Registration Statement, filed on August 31, 1998.

(f) Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 12 to the Registration Statement, filed on April 28, 2000.

(g) Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 13 to the Registration Statement, filed on October 31, 2000.

(h) Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 14 to the Registration Statement, filed on November 30, 2000.

(i) Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 16 to the Registration Statement, filed on September 4, 2001.

(j) Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 17 to the Registration Statement, filed on October 29, 2001.

(k) Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 18 to the Registration Statement, filed on June 6, 2002.

ITEM 24. Persons Controlled by or Under Common Control With Registrant.

         The Registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the Registrant within the meaning of this item. The information in the statement of additional information under the caption "Principal Shareholders" is incorporated herein by reference.


ITEM 25. Indemnification.

         Article VIII of Registrant's Amended Articles of Incorporation (Exhibits (a)(1) through (a)(9), which are incorporated herein by reference) provides that the Registrant shall indemnify and advance expenses to its currently acting and its former directors and officers to the fullest extent that indemnification of directors and officers is permitted by the Wisconsin Statutes, and the Board of Directors may by bylaw, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Wisconsin Statutes; provided however, that nothing therein shall be construed to protect any director or officer of the Registrant against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         The Registrant will not advance attorneys' fees or other expenses incurred by the person to be indemnified unless the Registrant shall have received an undertaking by or on behalf of such person to repay the advance unless it is ultimately determined that such person is entitled to indemnification and one of the following conditions shall have occurred: (i) such person shall provide security for his undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall have determined that based on a review of readily available facts there is reason to believe that such person ultimately will be found entitled to indemnification.

         Registrant and its directors and officers are insured under a policy of insurance maintained by Registrant, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such directors or officers. The policy expressly excludes coverage for any director or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

ITEM 26. Business and Other Connections of Investment Adviser.

         The information in the prospectus under the caption "Organization, Management & Management Fees" and in the statement of additional information under the caption "Investment Advisory Services" is incorporated herein by reference. For a description of other business, profession, vocation or employment of a substantial nature in which any general partner, managing general partner, director or officer of Artisan Partners Limited Partnership has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the information under the caption "Directors and Officers" in the statement of additional information.

ITEM 27. Principal Underwriters.


(a)      Artisan Distributors LLC acts as principal underwriter for Artisan
         Funds.


(b)          NAME                             POSITIONS AND OFFICES WITH           POSITIONS AND OFFICES WITH FUND
                                                      UNDERWRITER
Andrew A. Ziegler                        Chairman, President and Principal      Chairman, Director and Chief
                                                                                Executive Officer

Michael C. Roos                          Vice President and Principal           President

Lawrence A. Totsky                       Chief Financial Officer, Vice          Chief Financial Officer and
                                         President and Treasurer                Treasurer

Janet D. Olsen                           Vice President and Secretary           General Counsel and Secretary

Carlene Murphy Ziegler                   Registered Representative              Director and Vice President

Scott C. Satterwhite                     Registered Representative              Vice President

Andrew C. Stephens                       Registered Representative              Vice President

Mark L. Yockey                           Registered Representative              Vice President

Marina T. Carlson                        Registered Representative              Vice President

James C. Kieffer                         Registered Representative              Vice President



         The principal business address of each officer of Artisan Distributors LLC is 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202.

(c) There are no commissions or other compensation received from the Registrant directly or indirectly, by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of an affiliated person.

ITEM 28. Location of Accounts and Records.


                  (1)      State Street Bank & Trust Company
                           66 Brooks Drive
                           Braintree, MA 02184
                           Rule 31a-1(a); Rule 31a-1(b)(1), (2), (3), (5), (6),
                           (7), (8)

                  (2) Artisan Partners Limited Partnership (on its own behalf, or on behalf of Artisan Funds, Inc. or Artisan Distributors LLC) 1000 North Water Street, Suite 1770 Milwaukee, Wisconsin 53202 Rule 31a-1(a); Rule 31a-1(b)(4), (9), (10), (11); Rule 31a-1(d);
                           Rule 31a-1(f); Rule 31a-2(a); Rule 31a-2(c); Rule 31a-2(e)

ITEM 29. Management Services.

         Not applicable.

ITEM 30. Undertakings.

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin on June 7, 2002.

                                            ARTISAN FUNDS, INC.

                                            By /s/ Andrew A. Ziegler
                                               ---------------------------
                                                Andrew A. Ziegler
                                                Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

               Name                        Title                        Date

/s/ Andrew A. Ziegler          Director, Chairman of the     )
--------------------------     Board and Chief Executive
Andrew A. Ziegler              Officer (principal executive  )
                               officer)                      )
                                                             )
/s/ Carlene Murphy Ziegler     Director and Vice President   )
--------------------------
Carlene Murphy Ziegler                                       )
                                                             )
/s/ David A. Erne              Director                      )
--------------------------
David A. Erne                                                )
                                                             )     June 7, 2002
/s/ Thomas R. Hefty            Director                      )
--------------------------
Thomas R. Hefty                                              )
                                                             )
/s/ Jeffrey A. Joerres         Director                      )
--------------------------
Jeffrey A. Joerres                                           )
                                                             )
/s/ Patrick S. Pittard         Director                      )
--------------------------
Patrick S. Pittard                                           )
                                                             )
/s/ Howard B. Witt             Director                      )
--------------------------
Howard B. Witt                                               )
                                                             )
/s/ Michael C. Roos            President                     )
--------------------------
Michael C. Roos                                              )
                                                             )
/s/ Lawrence A. Totsky         Chief Financial Officer and   )
--------------------------
Lawrence A. Totsky             Treasurer                     )
                               (principal financial and      )
                               accounting officer)           )

            Index of Exhibits Filed with this Registration Statement



 Exhibit
 Number              Description
 -------------------------------------------------------------------------------
    (i)(7)           Opinion and consent of Godfrey & Kahn, S.C. relating to
                     Artisan International Value Fund
    (i)(8)           Consent of Bell, Boyd & Lloyd LLC
    (i)(9)           Consent of Godfrey & Kahn, S.C.